Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Olivia Ruiz, President, Secretary and Treasurer of Anasazi Capital Corp. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Annual Report on Form 10-KSB of the Corporation for the period July 17, 2006 (inception) through December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 12, 2007

By:  /s/ Olivia Ruiz

Olivia Ruiz
President, Secretary and Treasurer
(Principal Accounting Officer)